UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2025 (May 13, 2025)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ConocoPhillips (the “Company”) held its annual meeting of stockholders on May 13, 2025.  As of the record date for the annual meeting, there were a total of 1,264,165,351 shares outstanding and entitled to vote. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 12 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Dennis V. Arriola	963,890,963	10,165,036	2,279,122	121,266,614
Nelda J. Connors	960,530,396	13,536,580	2,268,145	121,266,614
Gay Huey Evans CBE	947,764,866	25,684,636	2,885,619	121,266,614
Jeffrey A. Joerres	938,628,386	35,415,521	2,291,214	121,266,614
Ryan M. Lance	943,111,986	30,727,496	2,495,639	121,266,614
Timothy A. Leach	961,715,334	12,322,439	2,297,348	121,266,614
William H. McRaven	962,058,517	12,054,568	2,222,036	121,266,614
Sharmila Mulligan	962,686,595	11,422,906	2,225,620	121,266,614
Arjun N. Murti	957,448,795	16,638,062	2,248,264	121,266,614
Robert A. Niblock	927,253,901	46,693,452	2,387,768	121,266,614
David T. Seaton	920,746,411	53,353,002	2,235,708	121,266,614
R.A. Walker	961,408,420	12,627,132	2,299,569	121,266,614

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	1,058,841,639	36,947,394	1,812,702	-

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory vote on the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Vote on the Compensation of our Named Executive Officers	941,241,703	31,714,210	3,379,208	121,266,614

ADOPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

A proposal to approve an Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions was not approved. Approval required the affirmative vote of the holders of not less than 80% of the outstanding shares of ConocoPhillips’ common stock entitled to vote on the matter.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Adoption of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions	965,794,588	8,359,963	2,180,570	121,266,614

STOCKHOLDER PROPOSAL – REMOVE EMISSIONS REDUCTION TARGETS

A stockholder proposal for ConocoPhillips to remove all emissions reduction targets covering greenhouse gas emissions from its operations and energy products was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Remove Emissions Reduction Targets	11,018,355	956,920,669	8,396,097	121,266,614

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
Kelly B. Rose
May 15, 2025	Senior Vice President, Legal, General Counsel and Corporate Secretary